Exhibit 99.1

OptimizeRx Reports Strong Fourth Quarter and Full Year 2024 Financial Results

-	Q4 revenue of $32.3 million, increasing 14% year-over-year
-	Q4 gross profit increased 23% year-over-year to $22.0 million with gross margin of 68%
-	Company generated revenue from 48 DAAP deals in 2024, up from 24 in 2023

Waltham, MA. – March 12, 2025 – OptimizeRx Corp. (the “Company”) (Nasdaq: OPRX), a leading provider of healthcare technology solutions helping life sciences companies reach and engage healthcare professionals (HCPs) and patients, today announced results for the fourth quarter and full year ended December 31, 2024.

	For the Year Ended December 31,
Key Performance Indicators (KPIs)*	2024	2023
	(in thousands, except percentages)
Average revenue per top 20 pharmaceutical manufacturer	$2,933	$2,399
Percent of top 20 pharmaceutical manufacturers that are customers	100%	100%
Percent of total revenue attributable to top 20 pharmaceutical manufacturers	64%	67%
Net revenue retention	121%	105%
Revenue per average full-time employee	$701	$586

Stephen L. Silvestro, OptimizeRx CEO commented, “I’m incredibly proud of our strong fourth quarter and full year 2024 results and the momentum that we’ve achieved since we reported third quarter results last November, including, among our other successes, that we surpassed our expectations as well as consensus estimates. With the strong tailwinds we saw at the end of 2024 and into the start of 2025, we believe we are uniquely positioned to grow shareholder value by leveraging our industry leadership position in addressing pharma’s most critical commercial challenges: improving brand visibility in an increasingly digital healthcare environment, reducing script abandonment rates, enhancing interoperability at the point of care, and supporting the shift toward complex specialty medications.”

“As the success of our ongoing transformation becomes more reflected in our financial results, now more than ever, we will be laser-focused on operational excellence and disciplined execution while ensuring we delight our customers and forge stronger relationships with valued business partners. Over the past few months, we have completed an extensive strategic review of the Company’s business processes, operations, revenue model, and growth plans and believe we are on the right path forward for shareholder value creation. As we move through fiscal 2025 and leverage the strong momentum we had in 2024, we plan to continue the Company’s growth and transformation, focusing very closely on customer-centricity and delight, continuing to expand our unique value proposition with pharma, positioning OptimizeRx to become a “Rule of 40 company,” and unlocking new opportunities for profitable revenue growth and shareholder value creation. A key component of our strategy includes transitioning our DAAP customers to a more predictable subscription-based model for data services, which we expect will improve margins, increase visibility, reduce the cyclical nature of our business, and facilitate our ability to more effectively scale.”

Financial Highlights

●	Revenue in the fourth quarter of 2024 increased 14% to $32.3 million, from $28.4 million in the same period of 2023, with the full year revenue coming in at $92.1 million, a 29% increase when compared to the same year-ago period.

●	Gross profit in the fourth quarter of 2024 increased 23% year-over-year to $22.0 million. Gross profit for the full year came in at $59.4 million.

●	GAAP net (loss) in the fourth quarter totaled $(0.1) million or $0.00 per basic and diluted share and GAAP net (loss) for the full year totaled $(20.1) million or $(1.10) per basic and diluted share.

●	Non-GAAP net income in the fourth quarter totaled $5.5 million or $0.30 per diluted share and came in at $6.2 million or $0.34 per diluted share for the full year (see *Non-GAAP Measures below).

●	Adjusted EBITDA for the fourth quarter came in at $8.8 million a 53% increase from the $5.8 million we recognized during the same year-ago period. Adjusted EBITDA for the full year came in at $11.7 million (see *Non-GAAP Measures below).

●	Cash and cash equivalents was $13.4 million as of December 31, 2024.

●	Net cash provided by operating activities was $4.9 million for the year ended December 31, 2024.

Financial Outlook

The Company is providing full year 2025 guidance and expects revenue to be at least $100 million with an Adjusted EBITDA of at least $12 million.

Conference Call, Webcast, and Webcast Replay Information

Date:	Wednesday, March 12, 2025
Time:	8:30 a.m. Eastern Time
Toll Free:	1-844-825-9789
International:	1-412-317-5180
Conference ID:	10197021
Call Me:	https://callme.viavid.com/?$Y2FsbG1lPXRydWUmcGFzc2NvZGU9JmluZm89Y29tcGFueSZyPXRydWUmYj0xNg==
Webcast:	https://viavid.webcasts.com/starthere.jsp?ei=1708545&tp_key=86684771bf
Call Me Passcode:	2202248
Webcast Replay:	The archived webcast will be on the investor relations section of the OptimizeRx website

Individual Meeting Invitation

In an effort to increase relations with institutional investors, OptimizeRx management has dedicated time to hosting individual meetings with portfolio managers and analysts. If you are interested in scheduling a meeting with OptimizeRx management, please contact: adsilva@optimizerx.com or svonderweid@lifesciadvisors.com.

*Non-GAAP Measures

In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release also contains non-GAAP financial measures. The reasons why we believe these measures provide useful information to investors and, for historical periods, a reconciliation of these measures to the most directly comparable GAAP measures are included in the supplemental tables that follow.

Although the Company provides guidance for Adjusted EBITDA, a non-GAAP financial measure, it is not able to provide guidance to the most directly comparable GAAP measure. Reconciliations for forward-looking figures would require unreasonable effort at this time because of the uncertainty and variability of the nature and amount of certain components of various necessary GAAP components, including, for example, those related to compensation, acquisition expenses, amortization or others that may arise during the year, and the Company’s management believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors. For the same reasons, the Company is unable to address the probable significance of the unavailable information.

**Definition of Key Performance Indicators

Top 20 pharmaceutical manufacturers: We have updated the definition of “top 20 pharmaceutical manufacturers” in our key performance indicators to be based upon Fierce Pharma’s most updated list of “The top 20 pharma companies by 2023 revenue”. We previously used “The top 20 pharma companies by 2022 revenue”. As a result of this change, prior periods have been restated for comparative purposes.

Net revenue retention: Net revenue retention is a comparison of revenue generated from all clients in the previous period to total revenue generated from the same clients in the following year (i.e., excludes new client relationships for the most recent year).

Revenue per average full-time employee: We define revenue per average full-time employee (FTE) as total revenue over the last 12 months (LTM) divided by the average number of employees over the LTM, which is calculated by taking our total number of FTEs at the end of the prior year period by our total FTE headcount at the end of the most recent period.

About OptimizeRx

OptimizeRx is a leading healthcare technology company that’s redefining how life science brands connect with patients and healthcare providers. Our platform combines innovative AI-driven tools like the Dynamic Audience Activation Platform (DAAP) and Micro-Neighborhood Targeting (MNT) to deliver timely, relevant, and hyper-local engagement. By bridging the gap between HCP and DTC strategies, we empower brands to create synchronized marketing solutions that drive faster treatment decisions and improved patient outcomes.

Our commitment to privacy-safe, patient-centric technology ensures that every interaction is designed to make a meaningful impact, delivering life-changing therapies to the right patients at the right time. Headquartered in Waltham, Massachusetts, OptimizeRx partners with some of the world’s leading pharmaceutical and life sciences companies to transform the healthcare landscape and create a healthier future for all.

For more information, follow the Company on Twitter, LinkedIn or visit www.optimizerx.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates”, “believes”, “estimates”, “expects”, “forecasts”, “intends”, “plans”, “projects”, “targets”, “designed”, “could”, “may”, “should”, “will” or other similar words and expressions are intended to identify these forward-looking statements. All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements relating to the Company’s growth, business plans, future performance, expected revenues, expected Adjusted EBITDA, plans to grow shareholder value creation, plans to continue the Company’s growth and transformation, plans for unlocking new opportunities for profitable revenue growth, plans for expanding the Company’s value proposition with pharma, plans to position the Company to become a “Rule of 40” company, plans for forging stronger relationships with valued business partners, other business plans and operating and financial performance objectives, and other statements relating to future performance, plans, and expectations. These forward-looking statements are based on the Company’s current expectations and involve assumptions regarding the Company’s business, the economy, and other future conditions that may never materialize or may prove to be incorrect. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted, or quantified. ,Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties including, but not limited to, the effect of government regulation, seasonal trends, dependence on a concentrated group of customers, cybersecurity incidents that could disrupt operations, the ability to keep pace with growing and evolving technology, the ability to maintain contracts with electronic prescription platforms and electronic health records networks, competition, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, its subsequent Quarterly Reports on Form 10-Q, and in other filings the Company has made and may make with the Securities and Exchange Commission in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

OptimizeRx Contact

Andy D’Silva, SVP Corporate Finance

adsilva@optimizerx.com

Investor Relations Contact

Sandya von der Weid

LifeSci Advisors, LLC

svonderweid@lifesciadvisors.com

OPTIMIZERX CORPORATION

CONSOLIDATED BALANCE SHEETS

(in thousands except share and per share data)

	December 31,
	2024	2023
ASSETS
Current Assets
Cash and cash equivalents	$13,380	$13,852
Accounts receivable, net of allowance for credit losses of $335 and $239 at December 31, 2024 and 2023, respectively	38,212	36,253
Taxes receivable	—	1,036
Prepaid expenses and other	2,379	3,190
Total Current Assets	53,971	54,331
Property and equipment, net	150	149
Other Assets
Goodwill	70,869	78,357
Patent rights, net	5,517	6,185
Technology assets, net	8,180	9,013
Tradename and customer relationships, net	31,819	34,198
Operating lease right-of-use assets	366	573
Security deposits and other assets	296	568
Total Other Assets	117,047	128,894
TOTAL ASSETS	$171,168	$183,374

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt	$2,000	$2,000
Accounts payable – trade	2,156	2,227
Accrued expenses	8,486	7,706
Revenue share payable	5,053	5,506
Taxes payable	318	49
Current portion of lease liabilities	168	222
Deferred revenue	473	172
Total Current Liabilities	18,654	17,882
Non-Current Liabilities
Long-term debt, net	30,816	34,231
Lease liabilities, net of current portion	209	371
Deferred tax liabilities, net	4,491	4,337
Total Liabilities	54,170	56,821
Commitments and contingencies
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized, none issued and outstanding at December 31, 2024 and 2023, respectively	—	—
Common stock, $0.001 par value, 166,666,667 shares authorized, 20,194,697 and 19,899,679 shares issued at December 31, 2024 and 2023, respectively	20	20
Treasury stock, $0.001 par value,1,741,397 shares purchased at December 31, 2024 and 2023	(2)	(2)
Additional paid-in-capital	201,348	190,793
Accumulated deficit	(84,368)	(64,258)
Total Stockholders’ Equity	$116,998	$126,553
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$171,168	$183,374

OPTIMIZERX CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands except share and per share data)

	For the Three Months Ended December 31,		For the Year Ended December 31,
	2024	2023	2024	2023

Net revenue	$32,317	$28,369	$92,127	$71,522
Cost of revenues, exclusive of depreciation and amortization presented separately below	10,293	10,528	32,749	28,622
Gross profit	22,024	17,841	59,378	42,900

Operating Expenses
Stock-based compensation	2,937	2,627	11,467	13,717
Loss on disposal of a business	—	2,142	—	2,142
Depreciation and amortization	1,094	1,006	4,329	2,402
Impairment charges	—	6,738	7,489	6,738
Other sales, general and administrative expenses	14,358	16,231	49,799	44,303
Total operating expenses	18,389	28,744	73,084	69,302
Loss from operations	3,635	(10,903)	(13,706)	(26,402)
Other income (expense)
Interest expense	(1,563)	(1,454)	(6,160)	(1,454)
Other income	41	500	153	500
Interest income	96	118	328	2,192
Total other income (expense), net	(1,426)	(836)	(5,679)	1,238
Income (loss) before provision for income taxes	2,209	(11,739)	(19,385)	(25,164)
Income tax (expense) benefit	(2,286)	7,598	(725)	7,598
Net loss	$(77)	$(4,141)	$(20,110)	$(17,566)
Weighted average number of shares outstanding – basic	18,418,519	17,769,670	18,292,935	17,124,801
Weighted average number of shares outstanding – diluted	18,418,519	17,769,670	18,292,935	17,124,801
Loss per share – basic	$—	$(0.23)	$(1.10)	$(1.03)
Loss per share – diluted	$—	$(0.23)	$(1.10)	$(1.03)

OPTIMIZERX CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	For the Year Ended December 31,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,110)	$(17,566)
Adjustments to reconcile net loss to net cash provided by / (used in) operating activities:
Depreciation and amortization	4,329	2,402
Impairment charges	7,489	6,738
Loss on disposal of business	—	2,142
Bad debt expense	209	666
Stock-based compensation	11,466	13,717
Amortization of debt issuance costs	835	211
Change in:
Accounts receivable	(2,168)	(8,713)
Prepaid expenses and other assets	811	(573)
Accounts payable	(72)	(1,320)
Revenue share payable	(453)	1,515
Accrued expenses and other liabilities	1,053	1,303
Deferred tax liabilities	1,449	(7,695)
Deferred loan fees	(250)
Deferred revenue	301	(67)
NET CASH PROVIDED BY / (USED IN) OPERATING ACTIVITIES	4,889	(7,240)

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchases of property and equipment	(112)	(87)
Proceeds from sale of property and equipment	—	10
Cash paid for acquisitions, net of cash acquired	—	(82,947)
Proceeds from sale of business	—	2,540
Purchase of short-term investments	—	(162,778)
Redemptions of short-term investments	—	218,709
Capitalized software development costs and other	(338)	(784)
NET CASH USED IN INVESTING ACTIVITIES	(450)	(25,337)

CASH FLOWS (USED IN) / PROVIDED BY FINANCING ACTIVITIES:
Proceeds from long-term debt, net of issuance costs	—	37,730
Repayment of long-term debt	(4,000)	(1,710)
Repurchase of common stock	—	(7,522)
Cash paid for employee withholding taxes related to the vesting of restricted stock units	(911)	—
Proceeds from exercise of stock options, net of cash paid for withholding taxes	—	(278)
NET CASH (USED IN) / PROVIDED BY FINANCING ACTIVITIES	(4,911)	28,220
NET DECREASE IN CASH AND CASH EQUIVALENTS	(472)	(4,357)
CASH AND CASH EQUIVALENTS – BEGINNING OF PERIOD	13,852	18,209
CASH AND CASH EQUIVALENTS – END OF PERIOD	$13,380	$13,852

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$6,203	$1,213
ROU assets obtained in exchange for lease obligations	$—	$460
Shares issued in connection with acquisition	$—	$12,091
Cash paid for income taxes	$161	$48

OPTIMIZERX CORPORATION

RECONCILIATION of NON-GAAP to GAAP FINANCIAL MEASURES

(in thousands, except share and per share data)

This earnings release includes certain financial measures not derived in accordance with generally accepted accounting principles (GAAP). These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures. Additionally, these non-GAAP measures may not be comparable to similarly titled measures reported by other companies. However, management believes that presenting certain non-GAAP financial measures provides additional information to facilitate comparison of the Company’s historical operating results and trends in its underlying operating results and provides transparency on how the Company evaluates its business. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the Company’s performance. Management believes that financial information excluding certain items that are not considered to reflect the Company’s ongoing operating results, such as those listed below, improves the comparability of year-to-year results. Consequently, management believes that investors may be able to better understand the Company’s operating results excluding these items. Non-GAAP financial measures may reflect adjustments for items such as asset impairment charges, amortization, stock-based compensation, acquisition expenses, severance, deferred income taxes, as well as other items that management believes are not related to the Company’s ongoing performance.

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2024	2023	2024	2023
Net loss	$(77)	$(4,141)	$(20,110)	$(17,566)
Deferred income taxes	153	(7,695)	153	(7,695)
Depreciation and amortization	1,094	1,006	4,329	2,402
Stock-based compensation	2,937	2,627	11,467	13,717
Asset impairment charges	—	6,738	7,489	6,738
Loss on disposal of business	—	2,142	—	2,142
Severance charges	1,183	288	1,908	495
Other income	(40)	(500)	(152)	(500)
Amortization of debt issuance costs	288	211	835	211
Acquisition expense	—	3,902	243	4,482
Non-GAAP net income	5,538	4,578	6,162	4,425

Non-GAAP net income per share
Diluted	$0.30	$0.26	$0.33	$0.26
Weighted average shares outstanding:
Diluted	18,464,605	17,789,235	18,583,936	17,191,300

	For the Three Months Ended December 31,		For the Twelve Months Ended December 31,
	2024	2023	2024	2023
Net loss	$(77)	$(4,141)	$(20,110)	$(17,566)
Depreciation and amortization	1,094	1,006	4,329	2,402
Stock-based compensation	2,937	2,627	11,467	13,717
Asset impairment charges	—	6,738	7,489	6,738
Loss on disposal of business	—	2,142	—	2,142
Severance charges	1,183	288	1,908	495
Acquisition expense	—	3,902	243	4,482
Other income	(40)	(500)	(152)	(500)
Interest expense (income), net	1,466	1,336	5,831	(738)
Income tax expense (benefit)	2,286	(7,598)	725	(7,598)
Adjusted EBITDA	8,849	5,800	11,730	3,574